UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 3, 2014

DAILY JOURNAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

SOUTH CAROLINA	0-14665	95-4133299
(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

915 East First Street

Los Angeles, CA 90012-4050

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (213) 229-5300

Not applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre-commencement communication pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On July 3, 2014, Daily Journal Corporation (the “Company”) engaged BDO USA, LLP (“BDO”) as its independent registered public accounting firm. During the Company’s two most recent fiscal years and during the subsequent interim period prior to BDO’s engagement, neither the Company nor anyone acting on its behalf consulted BDO regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAILY JOURNAL CORPORATION

By:	/s/ Gerald L. Salzman
Gerald L. Salzman Chief Executive Officer President Chief Financial Officer Treasurer

Dated: July 3, 2014